CERTIFICATION


I, David Wezdenko, certify that:

1. I have reviewed this report on Form N-SAR of JPMorgan U.S. Treasury Income Fund, JP Morgan
Short Term Bond Fund II, and JPMorgan Strategic
Income Fund, each a series of Mutual Fund Group;

2.  Based on my knowledge, this report does
not contain any untrue statement of a
material fact or omit to state a
material fact necessary to make the
statements made, in light of the
circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:
a) designed such disclosure controls
and procedures to ensure that material
information relating to the registrant,
including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b) evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days
prior to the filing date of this
report (the "Evaluation Date"); and
c) presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our
evaluation as of the Evaluation Date;

5. The registrant's other certifying
officers and I have disclosed, based
on our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board of
directors (or persons performing the
equivalent functions):
a) all significant deficiencies in the
design or operation of internal controls
 which could adversely affect the
registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material,
that involves management or other employees
 who have a significant role in the
registrant's internal controls; and

6. The registrant's other certifying
officers and I have indicated in this
report whether or not there were
significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.




/s/David Wezdenko
____________________________________
David Wezdenko
Treasurer

October 25, 2002
______________________________________
Date